Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 8, 2005, by and among FairPoint Communications, Inc., a Delaware corporation (the “Company”), and those persons listed on Schedule A attached hereto, as the same may be amended from time to time (each an “Initial Holder” and collectively, the “Initial Holders”).

WHEREAS, as set forth in this Agreement, the Company has agreed to grant to the Holders certain registration rights with respect to the shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), owned by each Holder as of the date hereof as set forth next to each Holders name on Schedule A hereto.

NOW, THEREFORE, BE IT RESOLVED, that the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section 1.               Definitions.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means a day, other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble and also includes the Company’s successors.

“Delay Notice” has the meaning set forth in Section 2(c) hereof.

“Delay Period” has the meaning set forth in Section 2(c) hereof.

“Effectiveness Period” has the meaning set forth in Section 2(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Holder” or “Holders” means the Initial Holder(s) or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 7(c) hereof.

“Initial Holder” or “Initial Holders” has the meaning set forth in the Preamble.

“Person” means an individual, partnership, corporation, limited liability company, joint venture, trust, association, estate, or unincorporated organization, or other entity or organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any such prospectus amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

“Registrable Securities” means (i) the shares of Common Stock held by the Holders as of the date hereof as set forth next to each Holders name on Schedule A hereto; (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock; and (iii) any securities issued in exchange for such shares of Common Stock in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold by a Holder pursuant to the Securities Act or which have been sold by a Holder to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, that the Company shall have no obligation under Section 2 hereof to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities does not require registration under the Securities Act for a sale or disposition in a single public sale in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act, and if the Company shall offer to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities.  For purposes of this Agreement, a

Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

“Rule 144” and “Rule 145” mean Rule 144 and Rule 145 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf Registration” means a registration effected pursuant to Section 2(a) hereof.

“Shelf Registration Statement” means the “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.  For the avoidance of doubt, the “Shelf Registration Statement” will not cover any securities other than Registrable Securities.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

Section 2.               Registration under the Securities Act.

(a)           Registration Requirement.  The Company shall use commercially reasonable efforts to prepare and file with the Commission on the 181st day following the date hereof a Shelf Registration Statement meeting the requirements of the Securities Act and cause such Shelf Registration Statement to be declared effective by the Commission as reasonably practicable thereafter.  No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or the Prospectus, reasonably request for inclusion in any Shelf

Registration Statement or the Prospectus.  Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

(b)           Effectiveness Requirement.  The Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Shelf Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the “Effectiveness Period”); provided, however, that (i) the Company shall be permitted to defer the filing and/or effectiveness of such Shelf Registration Statement, to suspend the sale of securities pursuant to the Shelf Registration Statement and to withdraw the Shelf Registration Statement during any Delay Period (as defined below) and (ii) nothing contained herein shall require the Company to prepare any financial statements for inclusion or incorporation by reference in the Shelf Registration Statement prior to the time period such financial statements would otherwise be required to be filed with the Commission pursuant to the Exchange Act.

(c)           Delay Period.  The term “Delay Period” shall mean, with respect to any obligation to keep the Shelf Registration Statement or the Prospectus usable for resales pursuant to this Section 2, the shortest period of time determined in good faith by the Company to be necessary for such purpose when there exist circumstances relating to a material pending development, including but not limited to a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in such Shelf Registration Statement or the Prospectus of material information which the Company determines in good faith that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in the Shelf Registration Statement or the Prospectus might cause such Shelf Registration Statement or Prospectus to fail to comply with applicable disclosure requirements.  A Delay Period shall commence on and include the date that the Company gives written notice (a “Delay Notice”) to the Holders that the Prospectus is no longer usable as a result of a material pending development pursuant to Section 2(b) hereof and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided, however, that the Company shall not be entitled during any consecutive twelve (12)-month period to (i) more than three (3) Delay Periods or (ii) to Delay Periods having durations that exceed ninety (90) days in the aggregate.

(d)           Notice.  The Company shall, in the event the Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of such Shelf Registration Statement, notify each such

Holder when such Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities.  The Company further agrees to supplement or amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

(e)           Effective Shelf Registration Statement.  The Shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume.

(f)            Selection of Underwriter.  In any underwritten offering to be effected pursuant to a Shelf Registration, Holders of a majority of the shares of Common Stock to be included in such offering will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company, such approval not to be unreasonably withheld.

(g)           Other Registration Rights.  The Company represents and warrants that as of the date hereof it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company.  Except as provided in this Agreement, prior to the date on which the Shelf Registration Statement is initially declared effective by the Commission, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for equity securities of the Company, without the prior written consent of the holders of a majority of the Registrable Securities.

Section 3.               Registration Procedures.

(a)           Obligations of the Company.  In connection with its obligations under Section 2 hereof with respect to the Shelf Registration Statement, the Company shall use commercially reasonable efforts, during the Effectiveness Period, to:

(i)            prepare and file with the Commission the Shelf Registration Statement as prescribed by Section 2(a) hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2 hereof, subject to the proviso contained in Section 2(b) hereof; provided, however, that, before filing the Shelf Registration Statement or the Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Shelf Registration Statement, their counsel and the managing underwriters of an underwritten offering of Registrable Securities, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file the Shelf Registration Statement or the Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders, their counsel or the managing underwriters of an underwritten offering of Registrable Securities, if any, shall reasonably object in a timely manner;

(ii)           prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 2(b) hereof or as reasonably requested by the Holders of a majority of Registrable Securities, and cause the Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act, respond within a reasonable time to any comments received from the Commission with respect to such Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

(iii)          register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the Shelf Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by such Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities, if any, shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and any such underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(iii) hereof, (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to taxation in any such jurisdiction if it is not then so subject;

(iv)          promptly notify each Holder of Registrable Securities, its counsel and the managing underwriters of an underwritten offering of Registrable Securities, if any, and promptly confirm such notice in writing (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement or the Prospectus or for additional information after such Shelf Registration Statement has become effective, (C) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 3(a)(iii) hereof or the initiation of any proceedings for that purpose, (D) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true and correct in all material respects, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Shelf Registration Statement or the  Prospectus untrue in any material respect or which causes such Shelf Registration Statement or the Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (F) of the reasonable determination of the Company that a post-effective amendment to such Shelf Registration Statement would be appropriate;

(v)           in the event of the issuance of any stop order suspending the effectiveness of the Shelf Registration Statement, use commercially reasonable efforts to obtain the prompt withdrawal of such stop order;

(vi)          furnish to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, without charge, a reasonable number of conformed copies of such Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) as such Holder or managing underwriters of an underwritten offering of Registrable Securities, if any, may reasonably request;

(vii)         deliver to each selling Holder of Registrable Securities and each managing underwriter participating in any such disposition of Registrable Securities, if any, without charge, as many copies of the Prospectus (including any preliminary prospectus) as such Holder or managing underwriters, if any, may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders of Registrable Securities and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(viii)        cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or any underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement;

(ix)           as soon as practicable after the resolution of any matter or event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E) (subject to the proviso contained in Section 2(b) hereof) and 3(a)(iv)(F) hereof), prepare a supplement or post-effective amendment to the Shelf Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(x)            within a reasonable time following the filing of any document which is to be incorporated by reference into the Shelf Registration Statement or the Prospectus after the initial filing of such Shelf Registration Statement, provide a copy to the Holders and managing underwriters of an underwritten offering of Registrable Securities, if any;

(xi)           if requested by the Holders of Registrable Securities in connection with a firm commitment underwritten offering of at least $1.0 million of Registrable Securities: (i) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings, (ii) obtain an opinion of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings and such other matters as reasonably requested by the underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary for such agreements;

(xii)          provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Shelf Registration Statement from and after a date not later than the effective date of such Shelf Registration Statement;

(xiii)         list or quote all Registrable Securities covered by the Shelf Registration Statement on any securities exchange or quotation system on which the Common Stock is then listed or quoted if such Registrable Securities are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or quotation system;

(xiv)        cooperate with each seller of Registrable Securities covered by the Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with any securities exchange or quotation system on which the Common Stock is listed; and

(xv)         take such other actions as are reasonably necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

In addition, each Holder of Registrable Securities to be distributed by an underwriter in a firm commitment underwritten offering may, at such Holder’s option, require that any or all of the representations and warranties made by the Company to and for the benefit of such underwriters be made to and for the benefit of such Holder of Registrable Securities.

(b)           Holders’ Obligations.  In connection with any registration pursuant to Section 2 hereof, each Holder agrees that:

(i)            upon receipt of any notice from the Company of the occurrence of any event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E), 3(a)(iv)(F) hereof or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement at issue until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(ii)           the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within 10 Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

No Holder in its capacity as a stockholder and/or controlling person of the Company (but not in its capacity as director or officer of the Company) shall be required by any underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the ownership of such Holder’s Registrable Securities and such Holder’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such Holder pursuant to Section 5 hereof.

(c)           Lock-Up Agreement.  If requested in writing by the Company, each Holder agrees to execute a lock-up agreement pursuant to which such Holder shall not effect any public or private sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, held by such Holder during the period starting with the date seven (7) days prior to the Company’s good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the date of the proposed pricing of an underwritten public offering of equity securities of the Company initiated by and for the account of the Company and ending on the date ninety (90) days following the consummation of such underwritten public offering.  If requested by the managing underwriter, if any, each Holder agrees to execute a lock-up agreement consistent with such managing underwriter’s customary form of lock-up agreement.

Section 4.               Expenses of Registration.  The Company shall bear and pay all expenses incurred by it in connection with any registration, filing, or qualification of Registrable Securities with respect to the Shelf Registration Statement for each selling Holder, including all registration, stock exchange listing, accounting and filing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company’s independent public accountants, including the expenses of “comfort letters” required by or incident to such performance and compliance and reasonable fees and disbursements of one firm of counsel and one firm of accountants for the Holders.  Holders shall be responsible for any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

Section 5.               Indemnification; Contribution.

(a)           Indemnification by the Company.  If any Registrable Securities are included in the Shelf Registration Statement under this Agreement, to the extent permitted by applicable law, the Company shall indemnify and hold harmless each selling Holder, each Person, if any, who controls such selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities, joint or several, and expenses (including reasonable attorneys’ fees and reasonable expenses of investigation), to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, including any amendments or supplements thereto, any document incorporated by reference therein and the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement in reliance upon and in conformity with written information furnished to the Company by a Holder, underwriter or the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 5(a) shall not apply to any loss, liability, claim or damage based on or arising out of (i) an offer or sale of Registrable Securities during any Delay Period pursuant to Section 2(c) hereof (provided that the Company has given the Holder a Delay Notice pursuant to Section 2(c) hereof) or (ii) an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from such Shelf Registration Statement, any amendments or supplements thereto, any document incorporated by reference therein or the Prospectus in conformity with information furnished to the Company in writing by such Person specifically for use therein.

(b)           Indemnification by Holder.  If any of a selling Holder’s Registrable Securities are included in the Shelf Registration Statement under this Agreement, to the extent permitted by applicable law, such selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed such Shelf Registration Statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any other selling Holder, any controlling Person of any such other selling Holder and each officer, director, partner, and employee of such other selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, including the Prospectus, or any amendments or supplements thereto or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in light of the circumstances under which they were made in the case of the Prospectus) not misleading, but only to the extent that such untrue statement or omission had been contained in any information furnished in writing by such Holder to the Company expressly for use in connection with such registration; provided, however, that (i) the indemnification required by this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (ii) in no event shall the amount of any indemnity under this Section 5(b) exceed the net proceeds from the applicable offering received by such selling Holder.  The Company and the Holders of the Registrable Securities in their capacities as stockholders and/or controlling persons (but not in their capacities as directors or officers of the Company) hereby acknowledge and agree that the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (A) the beneficial ownership of shares of Common Stock by such Holder and its Affiliates and (B) the name and address of such Holder.  If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 5(b).  In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

(c)           Conduct of Indemnification Proceedings.  Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of substantial rights or defenses of the indemnifying party, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, to the extent of any damage directly suffered by the indemnifying party as a result thereof.  Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party.  Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties.  No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

(d)           Contribution.  If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

(i)            The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any indemnifiable action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such indemnifiable action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a) and Section 5(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii)           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(d)(i).

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii)          No party shall be liable for contribution under this Section 5(d) except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 5 if such indemnification were enforceable under applicable law.

(e)           Full Indemnification.  If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(d)(i) hereof.

(f)            Survival.  The obligations of the Company and the selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to the Shelf Registration Statement under this agreement, and otherwise.

Section 6.               Covenants of the Company.  The Company hereby agrees and covenants as follows:

(a)           The Company shall use commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act.  If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall use commercially reasonable efforts to make publicly available the information specified in subparagraph (c)(2) of Rule 144.  The Company shall use commercially reasonable efforts to take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration.  Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b)           In connection with any sale, transfer or other disposition by a Holder of any  Registrable Securities pursuant to Rule 144, the Company shall use commercially reasonable efforts to cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two Business Days prior to any sale of Registrable Securities.

Section 7.               Miscellaneous .

(a)           Amendments and Waivers.

(i)            The provisions of this Agreement, including the provisions of this Section 7(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

(ii)           Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

(b)           Notices.  All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

(i)            if to the Initial Holders, to the addresses set forth under their signatures on the signature page hereof and if to any other Holder to the address contained in the records of the Company;

(ii)           if to the Company, to:

FairPoint Communications, Inc.

521 East Morehead Street, Suite 250

Charlotte, North Carolina 28202
Attention: Shirley J. Linn, Esq.

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York  10022
Attention: Jeffrey J. Pellegrino, Esq.

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

(c)           Assignment.

(i)            Except as expressly provided in this Section 7(c), the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio.  So long as the terms of this Section 7(c) are followed, any Holder may assign any of its rights under this Agreement, without the consent of the Company, to any Person to whom such holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other manner or to any Person the effect or consequences of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

(ii)           Notwithstanding Section 7(c)(i) hereof, no Holder may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

(iii)          The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee.  No Person may be assigned any rights under this Agreement unless (x) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned, and providing a detailed description of the nature and extent of the rights that are being assigned and (y) the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 7(c).

(d)           Successors and Assigns; No Third Party Beneficiaries.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.  Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of the Company in the case of a Holder or without the written consent of Holders holding a majority of Registrable Securities in the case of the Company; provided, that (i) such transferee acquires such Registrable Securities pursuant to an express assignment from the transferor, and (ii) such transferee executes a joinder agreement agreeing to be bound by all of the transferor’s obligations hereunder, a copy of which shall have been delivered to the Company.  This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

(e)           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(h)           Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

(i)            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Shirley J. Linn
Name: Shirley J. Linn
Title: Senior Vice President and General Counsel

IN WITNESS WHEREOF, the undersigned Holder has executed this Agreement as of the date first written above.

KELSO INVESTMENT ASSOCIATES V,
L.P.

By:	Kelso Partners V, L.P., its General
Partner

/s/ George E. Matelich
Name: George E. Matelich

Address: Kelso & Company
320 Park Avenue, 24th Floor
New York, NY 10022

KELSO EQUITY PARTNERS V, L.P.

/s/ George E. Matelich
Name: George E. Matelich

Address: Kelso & Company
320 Park Avenue, 24th Floor
New York, NY 10022

/s/ Eugene B. Johnson
Name: Eugene B. Johnson

Address: 920 Berkley Avenue
Charlotte, NC 28203

/s/ Peter G. Nixon
Name: Peter G. Nixon

Address: 21720 Junco Court
Cornelius, NC 28031

/s/ Timothy W. Henry
Name: Timothy W. Henry

Address: 2329 Keara Way
Charlotte, NC 28270

/s/ Lisa R. Hood
Name: Lisa R. Hood

Address: P.O. Box 486
Bucklin, KS 67834

PUTNAM INVESTMENTS, LLC

By:	/s/ Robert T. Burns
Name: Robert T. Burns
Title: Managing Director

Address: One Post Office Square
Boston, MA 02109

THOMAS H. LEE FOREIGN FUND IV, L.P.

/s/ Thomas H. Lee
Name: Thomas H. Lee

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

THOMAS H. LEE FOREIGN FUND IV-B, L.P.

/s/ Thomas H. Lee
Name: Thomas H. Lee

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

THOMAS H. LEE CHARITABLE INVESTMENT LIMITED PARTNERSHIP

/s/ Thomas H. Lee
Name: Thomas H. Lee

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

THL-CCI INVESTORS LIMITED PARTNERSHIP

/s/ Thomas H. Lee
Name: Thomas H. Lee

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

1997 THOMAS H. LEE NOMINEE TRUST

By:	/s/ Gerald R. Wheeler
Name: Gerald R. Wheeler
Title: Vice President

US Bank, N.A. (as successor to State Street Trust And Company), not personally but solely under a Trust Agreement dated as of August 18, 1997 and known as the Thomas H. Lee Nominee Trust

THOMAS H. LEE EQUITY FUND IV, L.P.

/s/ Thomas H. Lee
Name: Thomas H. Lee

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ David V. Harkins
Name: David V. Harkins

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

THE 1995 HARKINS GIFT TRUST

/s/ Sheryll J. Harkins
Name: Sheryll J. Harkins

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Scott A. Schoen
Name: Scott A. Schoen

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ C. Hunter Boll
Name: C. Hunter Boll

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Scott M. Sperling
Name: Scott M. Sperling

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Anthony J. DiNovi
Name: Anthony J. DiNovi

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Warren C. Smith, Jr.
Name: Warren C. Smith, Jr.

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Seth W. Lawry
Name: Seth W. Lawry

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Kent R. Weldon
Name: Kent R. Weldon

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Terrence M. Mullen
Name: Terrence M. Mullen

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Todd M. Abbrecht
Name: Todd M. Abbrecht

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Charles A. Brizius
Name: Charles A. Brizius

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Scott L. Jaeckel
Name: Scott L. Jaeckel

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ C. Hunter Boll
Name: C. Hunter Boll

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Soren L. Oberg
Name: Soren L. Oberg

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Thomas M. Shepherd
Name: Thomas M. Shepherd

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Wendy L. Masler
Name: Wendy L. Masler

Address: 100 Federal Street, 35th Floor

Boston, MA 02110

/s/ Andrew D. Flaster
Name: Andrew D. Flaster

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

RSL TRUST

/s/ Charles W. Robins
Name:	Charles W. Robins, as Trustee, not individually

Address: 100 Federal Street, 35th Floor
Boston, MA 02110

/s/ Stephen Zachary Lee
Name: Stephen Zachary Lee

Address: c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110
Attn: Todd Link

/s/ Charles W. Robins
Name: Charles W. Robins, as Custodian for Nathan Lee

Address: c/o Weil, Gotshal & Manges LLP 100 Federal Street
Boston, MA 02110

/s/ Charles W. Robins
Name: Charles W. Robins, as Custodian for Jesse Lee

Address: c/o Weil, Gotshal & Manges LLP 100 Federal Street
Boston, MA 02110

/s/ Charles W. Robins
Name: Charles W. Robins

Address: c/o Weil, Gotshal & Manges LLP 100 Federal Street
Boston, MA 02110

/s/ James Westra
Name: James Westra

Address: c/o Weil, Gotshal & Manges LLP 100 Federal Street
Boston, MA 02110

SCHEDULE A

Holder	Number of Shares of Common Stock
Kelso Investment Associates V, L.P.	3,112,861
Kelso Equity Partners V, L.P.	335,729
Eugene B. Johnson	90,945
Peter G. Nixon	1,743
Timothy W. Henry	3,372
Lisa R. Hood	1,421
Putnam Investment Holdings, LLC	55,864
Thomas H. Lee Foreign Fund IV, L.P.	116,258
Thomas H. Lee Foreign Fund IV-B, L.P.	329,936
Thomas H. Lee Charitable Investment Limited Partnership	22,086
THL-CCI Investors Limited Partnership	1,193
1997 Thomas H. Lee Nominee Trust	52,401
Thomas H. Lee Equity Fund IV, L.P.	3,397,096
David V. Harkins	11,964
The 1995 Harkins Gift Trust	1,341
Scott A. Schoen	9,978
C. Hunter Boll	9,978
Scott M. Sperling	9,978
Anthony J. DiNovi	9,978
Thomas M. Hagerty	9,978
Warren C. Smith, Jr.	9,978
Seth W. Lawry	4,157
Kent R. Weldon	2,777
Terrence M. Mullen	2,213
Todd M. Abbrecht	2,213
Charles A. Brizius	1,663
Scott L. Jaeckel	629
Soren L. Oberg	629
Thomas R. Shepherd	1,163
Wendy L. Masler	288
Andrew D. Flaster	250
RSL Trust	723
Stephen Zachary Lee	723
Charles W. Robins, as Custodian for Nathan Lee	360
Charles W. Robins, as Custodian for Jesse Lee	360
Charles W. Robins	288
James Westra	288